UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

Allianz Funds

Allianz Funds Multi-Strategy Trust

1633 Broadway

New York, New York 10019

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THIS FILING CONSISTS OF A TEXT MESSAGE MANUALLY SENT TO SELECT INDIVIDUAL SHAREHOLDERS OF THE SERIES OF ALLIANZ FUNDS AND ALLIANZ FUNDS MULTI-STRATEGY TRUST RELATED TO THE COMBINED SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD VIRTUALLY ON OCTOBER 28, 2020, AND THE RELATED PROXY STATEMENT.

Text message manually sent to selected individual shareholders of the AllianzGI Funds

You are a shareholder invested in ALLIANZ GLOBAL INVESTORS FUNDS. We have been trying to reach you on behalf of the Funds and the Board of Trustees. Your vote can prevent additional mailings or phone calls. Please contact us as soon as possible at 833-934-2736, or vote using the materials sent to you via mail, or e-mail. Make your voice heard. Thank you.